Exhibit 99.1

Contact: (email) Chuck.Shaffer@SeacoastBank.com (phone) 772.221.7003 (web) www.SeacoastBanking.com Investor Presentation Q3 - 2017

This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts . Actual results may differ from those set forth in the forward - looking statements . Forward - looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . You should not expect us to update any forward - looking statements . You can identify these forward - looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future . These forward - looking statements may not be realized due to a variety of factors, including, without limitation : the effects of future economic and market conditions, including seasonality ; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes ; changes in accounting policies, rules and practices ; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities ; interest rate risks, sensitivities and the shape of the yield curve ; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet ; and the failure of assumptions underlying the establishment of reserves for possible loan losses . The risks of mergers and acquisitions, include, without limitation : unexpected transaction costs, including the costs of integrating operations ; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time - consuming or costly than expected ; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected ; the risk of deposit and customer attrition ; any changes in deposit mix ; unexpected operating and other costs, which may differ or change from expectations ; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees ; increased competitive pressures and solicitations of customers by competitors ; as well as the difficulties and risks inherent with entering new markets . All written or oral forward - looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10 - K for the year ended December 31 , 2016 under “Special Cautionary Notice Regarding Forward - Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings . Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http : //www . sec . gov . Cautionary Notice Regarding Forward - Looking Statements 2

Agenda 3 ABOUT SEACOAST BANK 1 COMPANY PERFORMANCE 2 SEACOAST’S DIFFERENTIATED STRATEGY 3 OUTLOOK 4

• $5.9 billion in assets operating in the nation’s third most - populous state (as of 11/30/17) • Strong and growing presence in four of Florida’s most attractive MSAs ‒ Market leading presence in Orlando, Florida ‒ Growing share in West Palm Beach ‒ #1 share in Port St Lucie MSA ‒ Growing presence in Tampa MSA • Investing in digital transformation, innovative business banking delivery • Growth - oriented culture, engaged associate base, strong customer advocacy • Engaged and independent board • Market Cap: $ 1.2 billion (11/30/17 ) Transformed Florida Bank, Benefitting from Attractive Geography, Investments in Digital Transformation and Commercial Loan Platform, and Strategic Acquisitions 4 Seacoast Bank [NASDAQ: SBCF] Orlando MSA West Palm Beach, Ft Lauderdale MSA Port St Lucie MSA Tampa MSA Seacoast Customer Map

Florida Bank Peers (1) 5 Seacoast Has Outperformed the Major Indices… S&P 500 SBC F KBW Regional Banking Index Source: Bloomberg Note: Market data as of 11/29/2017 (1) Florida Bank Peers includes Florida headquartered banks with greater than $200 m illion and less than $30 billion in market capitalization. 3 - year Return 35.2% 59.7% 100.1% 116.2% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0%

6 …And is Doing so Prudently Source: SNL Financial and Company Filings Note: Commercial Real Estate defined as construction & development loans plus non - owner occupied commercial real estate loans. All ratios shown are 3 Q17 ROTCE Median 12.5% FCB Finl Hldgs Inc CenterState Bank Cap Bank Finl Corp State Bk Finl Corp BankUnited Inc Capital City Bank Home BcShrs Inc South Bcshs Inc Sterling Bncp Ameris Bancorp Eagle Bancorp Valley Natl Bncp Bk of the Ozarks 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 22% 0.90x 1.40x 1.90x 2.40x 2.90x 3.40x 3.90x 4.40x CRE / Total Capital ROTCE Seacoast Bank REGULATION 3.0x

Agenda 7 ABOUT SEACOAST BANK 1 COMPANY PERFORMANCE 2 SEACOAST’S DIFFERENTIATED STRATEGY 3 OUTLOOK 4

8 3Q’17 Highlights With over 100,000 households and a growing presence in Florida’s most attractive markets, we have one of Florida’s top - performing banking franchises. • The third quarter earnings per share totaled $0.32 on a GAAP basis, and $0.35 per share on an adjusted basis 1 . • Unlike prior quarters, the impact of merger - related expenses and expenses associated with branch reductions was modest, highlighting the strong momentum in growth of earnings and growth in tangible book value per share. • Net revenue increased 21% year - over - year to $57.2 million, net income rose 56% to $14.2 million during the same period, adjusted net income increased 37% to $ 15.1 million. • On a GAAP basis, we ended the quarter at 1.12% ROTA, 12.4% ROTCE, and 58.9% efficiency ratio. On an adjusted basis, third quarter results were 1.16% adjusted ROTA 1 , 12.8% adjusted ROTCE 1 , and 57.7% adjusted efficiency ratio 1 . We are on - target to achieve our Vision 2020 goals of 1.30+% ROTA, 16%+ ROTCE, and <50.0% efficiency ratio. • During the third quarter, the commercial banking group originated $146 million in production, and ended the quarter with a pipeline of $155 million, both record results. • We received regulatory approvals on Northstar Banking Corporation and Palm Beach Community Bank during the third quarter. Northstar closed and converted on October 20, 2017 and Palm Beach Community Bank is on - track to close and consolidate in November 2017. 1 Non - GAAP measure, see “Explanation of Certain Unaudited Non - GAAP Financial Measures” Effective in the first quarter of 2017, adjusted net income and adjusted noninterest expense exclude the effect of amortizati on of acquisition - related intangibles. Prior periods have been revised to conform with the current period presentation.

Hurricane Irma Impact 9 • Late in the third quarter, the entire state of Florida was preparing for the potential impact of dangerous category 5 Hurricane Irma. This caused a full two weeks of business interruption as one week was spent on preparation and a second week on recovery. Ultimately the storm made landfall in the Florida keys as a category 4 storm and a second landfall in Marco Island in southwest Florida. • The impact of Hurricane Irma on the quarter was approximately $0.01 per share. Revenue was impacted in the form of waived service charges, slower activity in wealth management, and delayed closings on loans. Direct expenses totaled $0.4 million, comprising compensation for staff working throughout the storm to ensure our customers had digital and web access at all times, remote support from our backup site in Nashville, Tennessee, and recovery expenses to bring our branch network back on - line. These direct incremental expenses were removed from the presentation of adjusted results. • To assist our borrowers in recovering from Irma, we provided a loan deferral/extension allowing borrowers to request up to 3 payments to be deferred, effectively moving the due date out 1 - 3 months. • In the days following the storm, we conducted site visits and inquiries with commercial customers throughout our markets to help assess potential recovery needs. We had direct conversations with commercial customers covering 69 % of the commercial portfolio, and expect any credit - related impacts to be nominal. • The residential mortgage pipeline ended the quarter lower; however, prequalification and application intake has stabilized post - storm.

10 $37,735 $37,628 $38,377 $44,320 $45,903 3.69% 3.56% 3.63% 3.84% 3.74% $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Net Interest Income and Net Interest Margin* ($ in thousands) • Net interest income* totaled $45.9 million, up $1.6 million or 4% from the prior quarter and $8.3 million or 22% from the pri or year quarter. • Net interest margin was 3.74% in the current quarter compared to 3.84% in the prior quarter and 3.69% in the third quarter of 20 16. The decrease quarter over quarter was the result of lower accretion on both securities and loans when compared to the prior quarter, as well as higher interest ex pense on deposits and borrowings. *Calculated on a fully taxable equivalent basis using amortized cost. Net Interest Income and Margin

11 $2,698 $2,612 $2,422 $2,435 $2,626 $2,306 $2,334 $2,494 $2,671 $2,582 $1,283 $1,449 $1,257 $1,268 $1,318 $1,885 $1,616 $1,552 $1,272 $2,138 $1,210 $1,300 $1,447 $2,064 $1,981 $611 $733 $757 $836 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 BOLI Other Income Mortgage Banking Fees Wealth Management Fees Interchange Income Service Charges $836 Adjusted Noninterest Income (in thousands) $9,764 • During the quarter the Company liquidated salable conforming mortgages originated from prior periods totaling $ 57.7 million at a weighted average yield of 3.41%. This action was taken to manage on - balance sheet liquidity, and monetize gains given the fall in long term rates during the quarter. • Late in the quarter, the Company purchased $30 million investment in bank owned life insurance at a first - year tax equivalent re turn of 6.2%. $9,922 $9,905 $10,467 $11,481 $ 382 Adjusted Noninterest Income 1 1 Non - GAAP measure, see “Explanation of Certain Unaudited Non - GAAP Financial Measures” Effective in the first quarter of 2017, adjusted net income and adjusted noninterest expense exclude the effect of amortizati on of acquisition - related intangibles. Prior periods have been revised to conform with the current period presentation.

12 $15,828 $14,799 $16,389 $18,225 $18,097 $3,223 $3,030 $3,267 $3,108 $3,211 $4,418 $4,463 $4,625 $4,750 $4,500 $6,645 $6,562 $6,641 $7,746 $6,998 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Other Occupancy / Telephone Data Processing Cost Salaries and Benefits Adjusted Noninterest Expense (in thousands) $32,806 $30,114 $28,854 $30,922 $33,829 • As a percentage of average tangible assets, adjusted noninterest expense in the third quarter of 2017 was 2.50% compared to 2 .73 % for the prior quarter and 2.76% for the third quarter of 2016. • The reduction in other expenses quarter over quarter includes a net gain on other real estate owned and repossessed assets of $ 414,000 in the quarter. 1 Non - GAAP measure, see “Explanation of Certain Unaudited Non - GAAP Financial Measures” Effective in the first quarter of 2017, adjusted net income and adjusted noninterest expense exclude the effect of amortizati on of acquisition - related intangibles. Prior periods have been revised to conform with the current period presentation. Adjusted Noninterest Expense 1

13 82.80% 104.50% 68.30% 68.60% 76.30% 72.6% 81.7% 78.0% 68.6% 62.4% 71.1% 73.9% 58.9% 40% 50% 60% 70% 80% 90% 100% 110% GAAP - Efficiency 79.6% 74.8% 67.5% 67.5% 68.2% 69.1% 69.6% 64.8% 63.1% 60.8% 64.7% 61.2% 57.7% 40% 50% 60% 70% 80% 90% 100% 110% Adjusted - Efficiency 1 1 Non - GAAP measure, see “Explanation of Certain Unaudited Non - GAAP Financial Measures” Effective in the first quarter of 2017, adjusted net income and adjusted noninterest expense exclude the effect of amortizati on of acquisition - related intangibles. Prior periods have been revised to conform with the current period presentation. • Both GAAP and Adjusted Efficiency ratios dropped into the high 50’s, in line with guidance provided in prior quarters. Efficiency Ratio

14 Total Loans Outstanding (in millions) • Loans grew $612 million or 22% from year - ago levels. Adjusting for acquisitions, loans grew $365 million or 13%. • Strong commercial production was partially offset in the quarter by the $ 57.7 million sale of residential mortgages. • Pipelines remain strong, with the commercial pipeline at a record $155 million, residential at $64 million, and consumer/small business at $47 million. $2,769 $2,879 $2,974 $3,330 $3,385 4.67% 4.49% 4.43% 4.69% 4.70% 4.39% 4.16% 4.10% 4.33% 4.42% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Loans Reported Yield Yield Excluding Purchased Non-Impaired and Purchased Credit Impaired Loan Growth Momentum Continues, Supported by a Strong Florida Economy, and Prudent Guardrails (Yields presented above do not reflect FTE adjustments)

15 • Total deposits increased 17% from the third quarter of 2016. Organic deposits grew 1% compared to one year prior. Growth acr oss all markets was partially offset by outflow associated with public fund money market accounts. Without this outflow, organic deposit growth was 3% yea r o ver year. • Transaction accounts represent 54% of total deposits, and have increased 14% year over year. • Brokered time deposits totaled $282 million at the end of the third quarter. • Cost of deposits remains very attractive at 0.22%. $1,945 $2,022 $2,096 $2,243 $2,220 $1,200 $1,149 $1,185 $1,238 $1,250 $365 $352 $398 $494 $643 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Transaction Accounts Savings and Money Market Time Deposits Deposit Balances (in millions) $4,113 $3,510 $3,253 $3,679 54% $3,975 The Deposit Franchise Continues to Perform Well and Serves as a Source of Earnings Strength

16 Net Charge - offs Nonperforming Loans ALLL $22,684 $23,400 $24,562 $26,000 $26,232 0.98% 0.96% 0.95% 0.95% 0.91% 0.82% 0.81% 0.83% 0.78% 0.77% 1 2 3 4 5 ALLL ALLL Ratio - Non-Acquired ALLL Ratio - Total Non - Acquired ALLL to Nonperforming $(1,492) $228 $93 $(101) $279 - 0.22% 0.03% 0.01% - 0.01% 0.03% 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 NCO NCO / Loans $10,561 $11,023 $10,557 $10,541 $10,877 $7,876 $7,048 $6,428 $6,632 $3,498 0.67% 0.63% 0.57% 0.52% 0.42% 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 NPL - Non-Acquired NPL - Acquired Total NPL Ratio Credit Quality ($ in thousands) $22,225 $23,243 $24,487 $25,809 $25,822 210.44% 210.86% 231.95% 244.84% 237.40% 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 ALLL Non-Acquired ALLL to Nonperforming Non-Acquired Ratio

Capital Position 17 Tangible Book Value / Book Value Per Share $9.35 $9.37 $10.41 $10.55 $10.95 $11.45 $11.45 $12.34 $13.29 $13.66 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Tangible Book Value Per Share Book Value Per Share 12.6% 13.1% 10.7% 11.2% 12.8% 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Adjusted Return on Tangible Common Equity 1 13.4% 13.3% 14.9% 14.5% 14.8% 12.6% 12.6% 14.2% 13.8% 14.1% 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Total Risk Based Capital Tier 1 Ratio Total Risk Based and Tier 1 Capital Tangible Common Equity / Tangible Assets 8.0% 7.7% 9.0% 8.9% 9.1% 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 1 Non - GAAP measure, see “Explanation of Certain Unaudited Non - GAAP Financial Measures” Effective in the first quarter of 2017, adjusted net income and adjusted noninterest expense exclude the effect of amortizati on of acquisition - related intangibles. Prior periods have been revised to conform with the current period presentation.

Agenda 18 ABOUT SEACOAST BANK 1 COMPANY PERFORMANCE 2 SEACOAST’S DIFFERENTIATED STRATEGY 3 OUTLOOK 4

19 Experienced Board & Management Team Comprehensive Customer Servicing Model Track Record of Value - Creating Acquisitions Expanding Analytical & Digital Capabilities Well - Positioned to Benefit From Florida Market Focused on Controls Seacoast’s Differentiated Strategy

DISTRIBUTION NETWORK 20 Meeting Customer Needs Profitably Through an Evolving Distribution Network Strategic Execution Framework BRANCH COMMERCIAL BANKING OFFICE MOBILE ONLINE ATMs CALL CENTER CUSTOMER’S OFFICE Talent, Technology and Analytics ACQUIRE CUSTOMERS DEEPEN RELATIONSHIPS BROADEN SERVICES Who We Serve Needs We Meet How We Grow COMMERCIAL SMALL BUSINESS CONSUMERS BORROW GROW PROTECT MANAGE SPEND

$0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 $50 $60 $70 $80 $90 $100 $110 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 21 Investor Presentation Organic Household Growth Up 11.5%, 49.7% Including M&A Billions Organic Deposit Growth Up 22%, 108% Including M&A Organic Loan Growth Up 60%, 146% Including M&A Thousands Balanced Growth Strategy Delivering Results Since January 2014… Billions Total Including Acquisitions Total Excluding Acquisitions Seacoast Is Growing Its Customer Base Both Organically And Via Strategic Acquisitions Jun - 17 Organic HH Growth of 11.5% Since Jan ‘14 Jun - 17 Organic Deposit Growth of 22% Since Jan ‘14 Organic Loan Growth of 60% Since Jan ‘14 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Organic Loan Growth of 60% Since Jan ‘14

Seacoast’s Focus On Business Banking Is Driving Significant Growth In Business Loans Outstanding • Focused on businesses with revenues $5mm+ in specific industry verticals • Five offices in key metro areas of Florida (three in South Florida, two in Orlando) • Comprehensive relationship approach: business, treasury, lending, wealth 22 Investor Presentation • Focused on businesses with revenues less than $5mm in specific industry verticals • Utilizes the retail network, with Calling Officers assigned to specific regions 236% Loan Growth S ince YE 2013 M illions $632 $1,048 $1,302 $1,816 $2,124 $- $500 $1,000 $1,500 $2,000 $2,500 Dec-13 Dec-14 Dec-15 Dec-16 Sep-17 Commercial/SBS

Unlike Other Community Banks, Seacoast Uses its Vast Data Set to Recognize and Meet Customer Needs Automated Offers Inbound Call Outbound Call In Branch Email ATMs Online Banking Direct Mail Mobile Banking 23 Unique Approach to Serving Our Customers ( Patent Pending ) Behavioral Data FIVE CUSTOMER NEEDS PAY FOR THINGS FINANCE THINGS GROW THEIR MONEY MANAGE THEIR MONEY PROTECT THEIR MONEY Source: Ignite Corp. and Roger Goldman

24 Meeting Customer Needs Vastly Expands Sales Opportunity Deepening Relationships CONSUMER and SMALL BUSINESS LOANS Deepening Relationships DEPOSIT ACCOUNTS Deepening Relationships DEBIT CARDS (Units Sold) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2013 2014 2015 2016 2017 Original Sales Rate New Sales Rate 168%

25 Meeting Customer Needs Vastly Expands Sales Opportunity Deepening Relationships CONSUMER and SMALL BUSINESS LOANS Deepening Relationships DEPOSIT ACCOUNTS Deepening Relationships DEBIT CARDS (Units Sold) - 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 2013 2014 2015 2016 2017 Original Sales Rate New Sales Rate 53%

26 Meeting Customer Needs Vastly Expands Sales Opportunity Deepening Relationships CONSUMER and SMALL BUSINESS LOANS Deepening Relationships DEPOSIT ACCOUNTS Deepening Relationships DEBIT CARDS (Units Sold) 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 2013 2014 2015 2016 2017 Original Sales Rate New Sales Rate 58%

Seacoast’s Mobile Adoption Outpaces Both Community Banks and Bigger Banks 27 Investor Presentation 37% 39% 42% 44% 46% 48% 50% 51% 53% 55% 57% 50% 51% 52% 54% 56% 57% 59% 60% 67% 67% 69% 57% 59% 61% 67% 68% 66% 69% 72% 73% 73% 74% 0% 10% 20% 30% 40% 50% 60% 70% 80% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Median $5B >$15B Seacoast Mobile Adoption Mobile % of Internet U sers – Seacoast vs Peers Based on Asset Tier Source: FIS Research – Seacoast vs FIS Banks By Asset Size – Consumer Mobile Banking 27

28 Half of all routine branch transactions have been shifted to lower cost channels like ATMs and Mobile. This gives Seacoast flexibility as it evolves its distribution network. Multi - Channel Servicing is a Key Component of Our Evolution … And Seacoast is Aggressively Moving Routine Transactions to ATMs and Digital Channels. Annual Expense Savings Impact of Over $4.5mm 85% 15% 60% 80% 100% Basic deposits and withdrawals 84.7% of All Teller Transactions are Simple Deposits and/or Withdrawals… 50,000 80,000 110,000 140,000 170,000 200,000 230,000 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Teller Non-Teller As of Q32017

As a Result, Seacoast is Growing While Rationalizing Branches Seacoast continues to create shareholder value via operating leverage in its branch network. As of 3Q 2017, Deposits Increased 100% While Branches Increased Only 30% since YE 2012 29 $1,759 $1,806 $2,417 $2,844 $3,523 $4,112 $49 $53 $56 $66 $75 $91 $40 $50 $60 $70 $80 $90 $100 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2012 2013 2014 2015 2016 2017 Q3 Total Deposits (mm) Deposits Per Branch (mm)

30 Experienced Board & Management Team Comprehensive Customer Servicing Model Track Record of Value - Creating Acquisitions Expanding Analytical & Digital Capabilities Well - Positioned to Benefit From Florida Market Focused on Controls Seacoast’s Differentiated Strategy

$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Dec, 2012 Dec, 2013 Dec, 2014 Dec, 2015 Dec, 2016 Jun, 2017 Sep-17 Credit Card Construction Factoring Consumer Marine Other C&I OOCRE Income CRE Residential 31 Strong Growth Has Been Intentionally Balanced and Not Dependent on CRE Loans Loans Outstanding $ Millions September 30, 2017 Mix 37% 30% 32% Residential & Consumer C&I & OOCRE Commercial Real Estate

32 We Have a Number of Advantages Related to Our Approach to Credit Risk Management 1 Strong, skilled, independent underwriting teams that confirm solid, multiple repayment sources 2 Well - defined portfolio limits and elevated credit portfolio management/monitoring 3 Digestible loan sizes and no syndications 4 CRE concentrations below 220% 5 CRE products substantially income producing types 6 Lead position in all organic loans 7 Risk Ratings generated by objective calculation 8 Centrally reporting construction loan control and Special Asset Department 9 Credit Culture is documented and reinforced throughout organization

33 Experienced Board & Management Team Comprehensive Customer Servicing Model Track Record of Value - Creating Acquisitions Expanding Analytical & Digital Capabilities Well - Positioned to Benefit From Florida Market Focused on Controls Seacoast’s Differentiated Strategy

34 Acquisition Strategy Expands Customer Franchise GulfShore Bank: April 2017 BMO Harris Bank Orlando Operations June 2016 Floridian Financial Group March 2016 Grand Bank July 2015 BankFIRST October 2014 2014 2015 2016 2017 20% a verage IRR 4th largest Florida bank, up from 6th in 2014 #1 Florida headquartered bank in Orlando MSA NorthStar Bank: October 2017 Palm Beach Community Bank: November 2017

35 Experienced Board & Management Team Comprehensive Customer Servicing Model Track Record of Value - Creating Acquisitions Expanding Analytical & Digital Capabilities Well - Positioned to Benefit From Florida Market Focused on Controls Seacoast’s Differentiated Strategy

Southwest Florida Pop: 1,570,228 Pop Growth: 9.6% Treasure Coast/ Palm Beach Co. Pop: 1,956,515 Growth: 7.3% I - 4 Corridor Pop: 7,128,386 Growth: 8.5% *US Census Data Among the top 10 fastest growing states Surpassed New York to become the third largest state in 2014 Florida’s economy accelerating at a faster pace than the nation for next four years and becoming a $1 trillion economy in 2018 Florida is projected to be the 16th largest economy in the world in 2019 based on World Bank rankings Diversified economy - growth in education, health services, leisure & hospitality, trade, transportation, utilities, construction and manufacturing Florida Population Growth, 2015 – 2020* 36 The Florida Market Source: Sarasota Herald Tribune

37 Number of Banks Headquartered in Florida per Year Rapid Decline in Florida Headquartered Banks Increases Seacoast’s Scarcity Value Post - Crisis M&A and bank failures pick up steam with no de novo bank creation Source: SNL Financial and FDIC.gov. Note: Includes Commercial Banks, Savings Banks, and Savings & Loan Associations. Number of banks measured at year end with the exception of 2017Q2 (latest regulatory data available). A bank is included if the charter is still outstanding as of 12/31 of that year with the exception of 2017Q2. Source: FDIC.org; Publicly traded Florida Banks over $3 billion in assets Number of FL Headquartered Banks (1) 308 2008 2009 2010 2011 2012 2013 2014 2015 2016 288 248 228 212 201 183 164 155 2017 Q2 140

38 Experienced Board & Management Team Comprehensive Customer Servicing Model Track Record of Value - Creating Acquisitions Expanding Analytical & Digital Capabilities Well - Positioned to Benefit From Florida Market Focused on Controls Seacoast’s Differentiated Strategy

39 Because of Our Strength In Data And Analytics, We Can Examine: We Know Our Customers’ Profitability and Manage Them Accordingly Customer Potential Low High Current Value High Retain & Engage Retain & Grow Low Manage & Lower Cost to Serve Grow! With this, We Can See the Characteristics and Behaviors of Our Customers…and Plan/Act Accordingly (Illustrative) % of Customers % of Total Lifetime Value Total 100.0% 100.0% 1. Ultra High Value 10% 60% 2. High Value 50% 30% 3. Low Value / High Potential 30% 10% 4. Low Value / Low Potential 10% 0% Source: Seacoast Proprietary Data

Median 75th Percentile 40 Opportunity Sizing Engine ( Patent Pending ) Consumer Lifetime Value Small Business Lifetime Value 3x Median 75th Percentile 5x Median 75th Percentile 3x Commercial Lifetime Value Source: Seacoast Proprietary Data Understanding the Path to Value Creation at a Customer Level

Opportunity Sizing Engine Used to understand precise tactics to generate value for customers and shareholders 41 Bringing Together Marketing Automation, Customer Life Time Value (“CLTV”) and the Opportunity Sizing Engine CLTV Used for understanding the characteristics of value and potential at an individual level Marketing Automation Used for deepening relationships by anticipating needs and driving behaviors via multiple touchpoints

42 Experienced Board & Management Team Comprehensive Customer Servicing Model Track Record of Value - Creating Acquisitions Expanding Analytical & Digital Capabilities Well - Positioned to Benefit From Florida Market Focused on Controls Seacoast’s Differentiated Strategy

43 Revitalized Board Aligned with Our Balanced Growth Strategy ADDITIONS Herb Lurie 2016 Jacqueline Bradley May 2015 Maryann Goebel Feb. 2014 Roger Goldman Feb. 2012 Julie Daum October 2013 Dennis Arczynski July 2013 Timothy Huval 2016 2012 2013 2014 2015 2016 2017 Al Monserrat Feb 201 7

44 We Have Methodically Added Strong Talent in Key Areas Dennis S. Hudson III Chairman & CEO Charles M. Shaffer CFO & Head of Strategy Charles K. Cross Jr. Executive Vice President & Commercial Banking Executive Julie Kleffel Executive Vice President & Community Banking Executive Joe Forlenza Chief Audit Officer Mike Sonego Executive Vice President, Residential Lending & Wealth David Houdeshell Executive Vice President & Chief Risk Officer Jeff Lee Executive Vice President & Chief Marketing Officer Dan Chappell Executive Vice President & CHRO Jeffery Bray Executive Vice President, Service & Operations

Agenda 45 ABOUT SEACOAST BANK 1 COMPANY PERFORMANCE 2 SEACOAST’S DIFFERENTIATED STRATEGY 3 OUTLOOK 4

46 Our Future Outlook is Based on Four Key Principles 1 Our primary driver for growth will be strong performance from our business units 2 Our goal is not just to be a 1 % ROA bank, rather it is to continue to drive profitability and growth to the maximum level without increasing our overall risk profile 3 Opportunistic acquisitions will be additive to medium term profitability and efficiency metrics. We will be disciplined in our approach 4 Execute Vision 2020 – Build direct sales channels, streamline our processes to improve efficiency, and grow top line revenue using data and analytics

How We Sell • Continue to develop direct sales channels and offerings based on customer needs and preferences • Simplify processes for our customers and bankers • Reduce our cost to acquire How We Service • We are outpacing our peers in engaging our customers with self - serve options for routine banking needs • This is creating the ability to reduce cost in the traditional model, and invest in personalized service for more complex transactions How We Operate • Data analytics is driving top line revenue, enhanced management decision making, and deeper customer penetration • We are making investments to reduce product delivery times by streamlining internal processes through technology and reengineering Vision 2020 Connects Current and Planned Innovations Over the Next Three Years to Necessary Changes in Our Business Model 47 Our VISION 2020 Innovation Plan Will Drive Shareholder Return Above an Already Strong Outlook

48 Medium Term Expectation Medium Term Expectation Return on Assets 1.20% - 1.30% Return on Tangible Common Equity 14% - 16% Efficiency Ratio Low 50s • Bank valuations are closely correlated with return on tangible common equity and we are focused on driving returns to shareholders • Our momentum, combined with the Vision 2020 plan and our strong capital position, positions us to drive meaningful growth in return on tangible common equity in the coming years Vision 2020 Potential Return on Assets 1.30%+ Return on Tangible Common Equity 16%+ Efficiency Ratio Below 50

Charles M. Shaffer Executive Vice President Chief Financial Officer (772) 221 - 7003 Chuck.Shaffer@seacoastbank.com INVESTOR RELATIONS www.SeacoastBanking.com NASDAQ: SBCF Contact Details: Seacoast Banking Corporation of Florida 49

50

51 This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”) . The financial highlights provide reconciliations between GAAP net income and adjusted net income, GAAP income and adjusted pretax, preprovision income . Management uses these non - GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance . The Company believes the non - GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community . These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions . The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently . The Company provides reconciliations between GAAP and these non - GAAP measures . These disclosures should not be considered an alternative to GAAP . Explanation of Certain Unaudited Non - GAAP Financial Measures Appendix A

GAAP to Non-GAAP Reconciliation

(Q3 16 – Q3 17)

(Dollars in thousands except per share data)	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016
Net income (loss)	14,216	7,676	7,926	10,771	9,133
Security Gains	47	(21)	0	(7)	(225)
Total Adjustments to Revenue	47	(21)	0	(7)	(225)
Merger related charges	491	5,081	533	561	1,699
Amortization of intangibles	839	839	719	719	728
Business continuity expenses - Hurricane Irma	352	0	0	0	0
Branch reductions and other expense initiatives	(127)	1,876	2,572	163	894
Total Adjustments to Noninterest Expense	1,555	7,796	3,824	1,443	3,321
Tax impact of adjustments	(673)	(2,786)	(1,480)	(404)	(1,168)
Adjusted Net Income	15,145	12,665	10,270	11,803	11,061
Earnings per diluted share, as reported	0.32	0.18	0.20	0.28	0.24
Adjusted earnings per diluted share	0.35	0.29	0.26	0.31	0.29
Average shares outstanding (000)	43,792	43,556	39,499	38,252	38,170
Revenue	57,183	54,644	48,070	47,354	47,437
Total Adjustments to Revenue	47	(21)	0	(7)	(225)
Adjusted Revenue	57,230	54,623	48,070	47,347	47,212
Noninterest Expense	34,361	41,625	34,746	30,297	33,435
Total Adjustments to Noninterest Expense	1,555	7,796	3,824	1,443	3,321
Adjusted Noninterest Expense	32,806	33,829	30,922	28,854	30,114
Foreclosed property expense and net (gain)/loss on sale	(298)	297	(293)	(78)	124
Net Adjusted Noninterest Expense	33,104	33,532	31,215	28,932	29,990

52

GAAP to Non-GAAP Reconciliation

(Q3 16 – Q3 17)

(Dollars in thousands)	Third Quarter: 2017	Second Quarter: 2017	First Quarter: 2017	Fourth Quarter: 2016	Third Quarter: 2016
Adjusted Revenue	57,230	54,623	48,070	47,347	47,212
Impact of FTE adjustment	154	164	211	204	287
Adjusted Revenue on a fully taxable equivalent basis	57,384	54,787	48,281	47,551	47,499
Adjusted Efficiency Ratio	57.7%	61.2%	64.7%	60.8%	63.1%
Average Assets	5,316,119	5,082,002	4,699,745	4,572,188	4,420,438
Less average goodwill and intangible assets	(118,364)	(114,563)	(78,878)	(79,620)	(80,068)
Average Tangible Assets	5,197,755	4,967,439	4,620,867	4,492,568	4,340,370
Return on Average Assets (ROA)	1.06%	0.61%	0.68%	0.94%	0.82%
Impact of removing average intangible assets and related amortization	0.06%	0.05%	0.06%	0.06%	0.06%
Return on Tangible Average Assets (ROTA)	1.12%	0.66%	0.74%	1.00%	0.88%
Impact of other adjustments for Adjusted Net Income	0.04%	0.36%	0.16%	0.05%	0.13%
Adjusted Return on Average Tangible Assets	1.16%	1.02%	0.90%	1.05%	1.01%
Average Shareholders' Equity	587,919	567,448	466,847	437,077	430,410
Less average goodwill and intangible assets	(118,364)	(114,563)	(78,878)	(79,620)	(80,068)
Average Tangible Equity	469,555	452,885	387,969	357,457	350,342
Return on Average Shareholders' Equity	9.6%	5.4%	6.9%	9.8%	8.4%
Impact of removing average intangible assets and related amortization	2.8%	1.9%	1.9%	2.7%	2.5%
Return on Average Tangible Common Equity (ROTCE)	12.4%	7.3%	8.8%	12.5%	10.9%
Impact of other adjustments for Adjusted Net Income	0.4%	3.9%	1.9%	0.6%	1.7%
Adjusted Return on Average Tangible Common Equity	12.8%	11.2%	10.7%	13.1%	12.6%

53

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitati on of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale wou ld be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast Banking Corporation of Florida ("Seacoast") has filed with the Securities and Exchange Commission (the "SEC") separate registration statements on Form S - 4 containing a proxy statement of Palm Beach Community Bank ("PBCB") and a prospectus of Seacoast, and a proxy statement for NorthStar Bank (“ NorthStar ”) and a prospectus for Seacoast. Seacoast will file other documents with respect to the proposed mergers. A definitive proxy statement/prospectus will be mailed to shareholders of PBCB and NorthStar . Investors and security holders of Seacoast, PBCB and NorthStar are urged to read the entire proxy statements/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov . Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast's internet website or by contacting Seacoast. Seacoast, PBCB, NorthStar and their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Informat ion about the directors and executive officers of Seacoast is set forth in its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 6, 2017 and its Current Reports on Form 8 - K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or othe rwi se, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 54 Important Information For Investors And Shareholders 54